Exhibit 99.1

More information:

Torrey Martin

SVP, Communications and Corporate Development

203.956.8746

tmartin@affiniongroup.com

AFFINION GROUP HOLDINGS, INC. AND AFFINION GROUP, INC. ANNOUNCE SATISFACTION OF

MINIMUM CONDITION AND RECEIPT OF REQUIRED CONSENTS IN EXCHANGE OFFER AND

CONSENT SOLICITATION

STAMFORD, Conn., March 18, 2019 — Affinion Group Holdings, Inc. (“Affinion Holdings”) and Affinion Group, Inc. (“Affinion Group”) announced today that, as of 5:00 p.m., New York City time, on March 15, 2019 (the “Consent Time”), holders of $670,326,317 aggregate principal amount (or approximately 98.4%) of Affinion Group’s Senior Cash 12.5% / PIK Step-Up to 15.5% Notes due 2022 (the “Existing Notes”) have validly tendered and not withdrawn their Existing Notes prior to the Consent Time in connection with Affinion Group’s previously announced private exchange offer (the “Exchange Offer”) and consent solicitation (the “Consent Solicitation”) relating to the Existing Notes, thereby satisfying the Minimum Condition (as defined below) in the Exchange Offer requiring the valid tender of at least 98% of the aggregate principal amount of Existing Notes.

As a result of the occurrence of the Consent Time, tendered Existing Notes in the Exchange Offer may not be withdrawn. The Exchange Offer is scheduled to expire at 5:00 p.m., New York City time, on April 5, 2019 (as such date and time may be extended, the “Expiration Time”).

Affinion Holdings and Affinion Group also announced today that as of the Consent Time (1) the consents delivered in the Exchange Offer for the Existing Notes exceeded the amount required under the indenture governing the Existing Notes (the “Existing Indenture”) to approve the adoption of certain amendments (the “Amendments”) to (a) eliminate substantially all of the restrictive covenants, (b) make amendments to certain existing terms and (c) eliminate certain events of default and related provisions in the Existing Indenture.

Based on the receipt of the required consents to the Amendments, Affinion Group and the trustee under the Existing Indenture will promptly enter into a supplemental indenture reflecting the Amendments. Such Amendments will not become operative unless and until the Exchange Offer is consummated.

Consummation of the Exchange Offer and Consent Solicitation is conditioned upon the satisfaction or waiver of the conditions set forth in the confidential offering memorandum, consent solicitation statement and rights offering (the “Offering Memorandum”) and the related letter of transmittal and consent (the “Letter of Transmittal”). Such conditions include, among other things, (1) the valid tender and acceptance by us of at least 98% of the aggregate principal amount of Existing Notes in the Exchange Offer (the “Minimum Condition”) and (2) the prior or concurrent consummation of the rights offering (the “Rights Offering”) giving Eligible Holders of Existing Notes the right to purchase at par up to $288.0 million principal amount of 18.0% Senior PIK Notes due 2024 (the “New Notes”) of Affinion Group on and subject to the terms and conditions set forth in the Offering Memorandum. Subject to the terms and conditions set forth in the Offering Memorandum and the Support Agreement, Affinion Holdings and Affinion Group may waive any of these or any other conditions to the consummation of the Exchange Offer and Consent Solicitation.

The Exchange Offer and the Rights Offering (as defined below) are being made only (a) in the United States, to holders of Existing Notes who are (i)(x) “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) or (y) institutional “accredited investors” within the meaning of Rule 501 (a)(1), (2), (3), (7) or (8) of Regulation D under the Securities Act and (ii) “institutional accounts” within the meaning of Rule 4512(c) of the Financial Industry Regulatory Authority and (b) outside the United States, to holders of Existing Notes who are not “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance on Regulation S of the Securities Act. The holders of Existing Notes who are eligible to participate in the Exchange Offer and the Rights Offering pursuant to at least one of the foregoing conditions are referred to herein as “Eligible Holders.”

The Exchange Offer, Consent Solicitation and Rights Offering are being made solely to Eligible Holders upon the terms and subject to the conditions set forth in the Offering Memorandum, the Letter of Transmittal and the related subscription form (the “Subscription Form”), each dated March 4, 2019 (as such documents may be amended from time to time). Only holders who are Eligible Holders may receive copies of the Offering Memorandum, the Letter of Transmittal and the Subscription Form and participate in the Exchange Offer and Rights Offering. The Information and Exchange Agent for the Exchange Offer and the Subscription Agent for the Rights Offering is Epiq Corporate Restructuring, LLC (“Epiq”). Holders of Existing Notes wishing to certify that they are Eligible Holders in order to be eligible to receive a copy of the Offering Memorandum, Letter of Transmittal and Subscription Form should complete and return the eligibility letter prepared by Affinion Holdings and Affinion Group (the “Eligibility Letter”) as specified in the Eligibility Letter, or contact Epiq to request the Eligibility Letter by emailing Tabulation@epiqglobal.com and referencing “Affinion” in the subject line.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Exchange Offer, Consent Solicitation and Rights Offering are being made, and the New Notes and equity securities to be issued in the Exchange Offer are being offered, only to Eligible Holders. The New Notes and equity securities to be issued in the Exchange Offer have not been registered under the Securities Act or under any state securities laws, and the New Notes and equity securities to be issued in the Exchange Offer may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and accordingly, are subject to significant restrictions on transfer and resale as more fully described in the Offering Memorandum, the Letter of Transmittal and the Subscription Form.

About Affinion Group

Affinion is one of the world’s leading loyalty and customer engagement solutions companies servicing over 68.7 million consumers with approximately 2,900 client partner relationships and over 40 years of experience as of December 31, 2018. We design, administer and fulfill loyalty and customer engagement programs that strengthen and expand the value of relationships for our leading clients around the globe, including many of the largest and most respected companies in the financial services, retail, travel, and internet commerce sectors. Based in Stamford, CT, the Company has approximately 3,100 employees located across the globe. For more information, visit www.affinion.com.

Safe Harbor Statement Under the U.S. Private Securities Litigation Reform Act of 1995

This press release may contain “forward-looking” statements as defined by the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (SEC) in its rules, regulations and releases. These statements include, but are not limited to, the ability to complete the Exchange Offer and the Rights Offerings, discussions regarding industry outlook, Affinion Holdings’ and Affinion Group’s expectations regarding the performance of its business, its liquidity and capital resources, its guidance for 2018 and the other non-historical statements. These statements can be identified by the use of words such as “believes” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” and similar expressions. All forward-looking statements are based on management’s current expectations and beliefs only as of the date of this press release and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, risks related to general economic and business conditions and international and geopolitical events, a downturn in the credit card industry or changes in the techniques of credit card issuers, industry trends, foreign currency exchange rates, the effects of a decline in travel on the Company’s travel fulfillment business, termination or expiration of one or more agreements with its marketing partners or a reduction of the marketing of its services by one or more of its marketing partners, the Company’s substantial leverage, restrictions contained in its debt agreements, its inability to compete effectively, and other risks identified and discussed from time to time in reports filed by Affinion Holdings with the SEC, including Affinion Holdings’ most recent Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018. Readers are strongly encouraged to review carefully the full cautionary statements described in these reports. Except as required by law, Affinion Holdings and Affinion Group undertake no obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this press release, or to reflect the occurrence of unanticipated events or circumstances.

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